UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 October 4, 2002



                     IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
             (Exact name of registrant as specified in its charter)







           Delaware                             333-42578                         06-1285387
------------------------------------    ------------------------    ------------------------------------
(State or other jurisdiction of         (Commission File Number)    (I.R.S. Employer Identification No.)
incorporation or organization)

       1 Corporate Drive, Suite 600
               Shelton, CT                                 06484
----------------------------------------    ------------------------------------
(Address of principal executive offices)                 (Zip Code)


                                  203-925-7200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

On October 4, 2002, Iroquois Gas Transmission System, L.P. (the "Company") issued a press release announcing that it has requested that the Federal Regulatory Commission defer taking action on its application for the Eastern Long Island Project. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.             Description
-----------             -----------

99.1 Press release announcing that Iroquois Gas Transmission System, L.P. has requested that the Federal Regulatory Commission defer taking action on its application for the Eastern Long Island Project.




                                      * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        IROQUOIS GAS TRANSMISSION SYSTEMS, L.P., as Registrant
                          By:     Iroquois Pipeline Operating Company, its Agent


Dated: October 4, 2002                   By:            /s/ Paul Bailey
                                         Name:          Paul Bailey
                                         Title:         Vice President and Chief
                                                        Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.             Description
-----------             -----------

99.1 Press release announcing Iroquois Gas Transmission System, L.P. has requested that the Federal Regulatory Commission defer taking action on its application for the Eastern Long Island Project.